UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2012

Identive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29440	77-0444317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900-B Carnegie Avenue, Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 250-8888

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant

On June 5, 2012, Identive Group, Inc. (the “Company”), at the direction of the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors, dismissed its independent registered public accounting firm, Deloitte & Touche GmbH Wirtschaftsprüfungsgesellschaft (“Deloitte”), effective immediately. The Audit Committee is in the process of engaging a new independent registered public accounting firm for the year ending December 31, 2012.

The reports of Deloitte on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2011 and December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2011 and 2010 and through the filing date of this Current Report on Form 8-K, (i) there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such years or any subsequent interim period through the date of this Current Report on Form 8-K, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) except for the existence of material weaknesses as of December 31, 2011, as more fully described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

The Company has provided Deloitte with a copy of the disclosures in this Current Report on Form 8-K and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by the Company set forth above, and if, not, stating the respects in which it does not agree. A copy of the letter, dated June 6, 2012, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

As a result of the dismissal of Deloitte, at the Company’s 2012 Annual Meeting of Stockholders, to be held on June 13, 2012, the Company intends to remove from the meeting agenda Proposal No. 4, Ratification of the Appointment of Independent Registered Public Accounting Firm. The Company does not intend to present any other proposal for the ratification of an independent registered public accounting firm at such Annual Meeting. All other Proposals remain in effect.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Deloitte & Touche GmbH Wirtschaftsprüfungsgesellschaft, dated June 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDENTIVE GROUP, INC.

June 7, 2012	By:	/s/ Melvin Denton-Thompson
Melvin Denton-Thompson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Deloitte & Touche GmbH Wirtschaftsprüfungsgesellschaft dated June 6, 2012